UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 19, 2016

(Date of earliest event reported)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 19, 2016, pursuant to the Agreement and Plan of Merger, dated as of November 6, 2015 (the “Merger Agreement”), between Weyerhaeuser, a Washington corporation (“Weyerhaeuser”), and Plum Creek Timber Company, Inc., a Delaware corporation (“Plum Creek”), Plum Creek merged with and into Weyerhaeuser (the “Merger”). At the effective time of the Merger, the separate corporate existence of Plum Creek ceased and Weyerhaeuser continued as the surviving entity in the Merger. The effective time of the Merger was 4:30 p.m. (eastern time) on February 19, 2016.

ITEM 1.01.  Entry into a Material Definitive Agreement

See disclosure included in Item 2.03 below, which is incorporated herein by reference.

ITEM 2.01.  Completion of Acquisition or Disposition of Assets

On February 19, 2016, pursuant to the Merger Agreement, Plum Creek merged with and into Weyerhaeuser. At the effective time of the Merger, the separate corporate existence of Plum Creek ceased and Weyerhaeuser continued as the surviving entity in the Merger. The effective time of the Merger was 4:30 p.m. (Eastern time) on February 19, 2016.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Plum Creek common stock (other than shares of Plum Creek common stock owned by Plum Creek as treasury stock, which will be canceled) was automatically converted into the right to receive 1.60 Weyerhaeuser common shares, with cash paid in lieu of any fractional shares. As a result of the Merger, Weyerhaeuser will issue approximately 278.9 million common shares. Based on the closing price of $23.84 per Weyerhaeuser common share on the New York Stock Exchange (the “NYSE”) on February 18, 2016, the last trading day before the date of the closing of the Merger, the aggregate value of the consideration to be paid in connection with the Merger to former holders of Plum Creek common stock is approximately $6.6 billion. Upon consummation of the Merger, Plum Creek stock options and other equity awards (other than value management awards granted on or before December 31, 2014, which were canceled and will be cashed out) converted into stock options and equity awards with respect to Weyerhaeuser common shares, after giving effect to the 1.60 exchange ratio (rounded down to the nearest whole Weyerhaeuser common share).

Upon the closing of the Merger, the shares of Plum Creek common stock, which previously traded under the ticker symbol “PCL” on the NYSE, ceased trading on, and were delisted from, the NYSE.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Weyerhaeuser’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2015, and is incorporated herein by reference.

ITEM 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Guarantees

Registered Notes

In connection with the Merger, on February 19, 2016, Weyerhaeuser and Plum Creek entered into a supplemental indenture (the “Supplemental Indenture”) providing for unsubordinated guarantees by Weyerhaeuser (the “Guarantees”) of Plum Creek’s existing notes described below.

The Guarantees are in respect of:

•	Plum Creek Timberlands, L.P.’s 4.70% Notes due 2021 in an aggregate principal amount of $575 million (the “Plum Creek 2021 Notes”); and

•	Plum Creek Timberlands, L.P.’s 3.25% Notes due 2023 in an aggregate principal amount of $325 million (the “Plum Creek 2023 Notes” and together with the Plum Creek 2021 Notes, the “Plum Creek Notes”).

Each of the Plum Creek Notes was issued under an Indenture, dated November 14, 2005 among Plum Creek Timberlands, L.P. (“Plum Creek Timberlands”), as Issuer, and Plum Creek Timber Company, Inc., as Guarantor, to U.S. Bank National Association, as Trustee (the “Indenture”). The Plum Creek 2021 Notes were issued pursuant to a Plum Creek Officer’s Certificate dated November 15, 2010 (the “2021 Officer’s Certificate”). The Plum Creek 2023 Notes were issued pursuant to a Plum Creek Officer’s Certificate dated November 26, 2012 (the “2023 Officer’s Certificate”, and together with the 2021 Officer’s Certificate, the “Officer’s Certificates”).

The Indenture contains certain negative covenants that limit Plum Creek Timberlands’ ability and the ability of certain of its subsidiaries to incur certain liens, engage in certain sale-leaseback transactions, and merge or consolidate or sell all or substantially all of Plum Creek Timberlands’ assets. The Indenture provides for customary events of default, including a failure by Plum Creek Timberlands to pay the principal, premium, if any, interest or additional amounts, if any, due under the Indenture. In addition, each of the Plum Creek Notes is redeemable, in whole or in part, at Plum Creek Timberlands’ option, at the redemption price set forth in the Indenture. With respect to the Plum Creek Notes, upon the occurrence of a change of control repurchase event (as defined in the Officer’s Certificates), unless Plum Creek Timberlands has exercised its option to redeem such notes as described above, Plum Creek Timberlands will be required to make an offer to repurchase all Plum Creek Notes at a price in cash equal to 101% of the principal amount of such notes, plus any accrued and unpaid interest to, but not including, the purchase date.

Venture Note

Plum Creek Ventures I, LLC (“Plum Creek Ventures”) borrowed an aggregate principal amount of $783 million under a Credit Agreement and Guarantee dated October 1, 2008 among Plum Creek Ventures I, LLC, as Borrower, Plum Creek Timber Company, Inc. as Guarantor, and Southern Diversified Timber, LLC as Lender (the “Plum Creek Venture Note”). In connection with the Merger, on January 21, 2016, Weyerhaeuser entered into an Assumption Agreement in favor of Southern Diversified Timber, LLC (the “Assumption Agreement”) providing for the guarantee by Weyerhaeuser (the “Venture Note Guarantee”) of the Plum Creek Venture Note, effective immediately upon consummation of the Merger.

The annual interest rate payable on the Plum Creek Venture Note is fixed at 7.375% per annum. During the ten-year term of the Plum Creek Venture Note, interest is paid quarterly with the principal due upon maturity. The Plum Creek Venture Note matures on October 1, 2018 but the maturity thereof may be extended until October 1, 2020 at the election of Plum Creek Ventures so long as no default or event of default has occurred and is continuing under the Plum Creek Venture Note. The Plum Creek Venture Note is not redeemable prior to maturity.

The Plum Creek Venture Note contains certain negative covenants that limit Plum Creek Ventures’ ability to incur certain liens, engage in certain sale-leaseback transactions, and merge or consolidate or sell all or substantially all of Plum Creek Ventures’ assets. The Plum Creek Venture Note provides for customary events of default, including a failure by Plum Creek Ventures to pay the principal and interest, if any, due under the Plum Creek Venture Note.

The foregoing description of the Supplemental Indenture, the Indenture, the 2021 Officer’s Certificate, the 2023 Officer’s Certificate, the Assumption Agreement and the Plum Creek Venture Note does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Supplemental Indenture, the Indenture, the 2021 Officer’s Certificate, the 2023 Officer’s Certificate, the Assumption Agreement and the Plum Creek Venture Note , which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Other Plum Creek Debt

Installment Note

Plum Creek Timberlands, a subsidiary of Plum Creek and, after the Merger, a subsidiary of Weyerhaeuser, is the borrower of an $860 million installment note (the “installment note”) payable to MWV Community Development and Land Management, LLC or its permitted assignees which was issued in connection with the acquisition of certain timberland assets. The annual interest rate payable on the installment note is fixed at 5.207% per annum. During the ten-year term of the installment note, interest is paid semi-annually with the principal due upon maturity. The installment note matures on December 6, 2023, but the maturity thereof may be extended at the request of the holder if Plum Creek Timberlands at the time of the request intends to refinance all or a portion of the installment note for a term of five years or more. The installment note is generally not redeemable prior to maturity except in certain limited circumstances and could be subject to a premium on redemption.

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective immediately after the consummation of the Merger:

•	the board of directors of Weyerhaeuser (the “Weyerhaeuser Board”) was expanded from 10 to 13 members;

•	Debra A. Cafaro and Wayne W. Murdy resigned from the Weyerhaeuser Board;

•	Rick R. Holley, Sara Grootwassink Lewis, John F. Morgan Sr., Marc F. Racicot and Lawrence A. Selzer (formerly on the board of directors of Plum Creek) were appointed to the Weyerhaeuser Board;

•	Mr. Holley was appointed as the non-executive chairman of the Weyerhaeuser Board (replacing Charles R. Williamson in such role);

•	Mr. Williamson was appointed as the lead independent director (with such duties to include presiding at all meetings of the Weyerhaeuser Board at which the non-executive chairman is not present);

•	the Finance Committee of the Weyerhaeuser Board was disbanded; and

•	the following members of the Weyerhaeuser Board were appointed to serve as members of the following committees:

Executive Committee Charles Williamson, Chair Rick Holley Doyle Simons	Compensation Committee Charles Williamson, Chair Mark Emmert Lawrence Selzer John Kieckhefer Nicole Piasecki

Audit Committee D. Michael Steuert, Chair Kim Williams Sara Grootwassink Lewis Marc Racicot John Morgan	Governance Committee Nicole Piasecki, Chair David Bozeman Lawrence Selzer Marc Racicot Kim Williams

The resignations of Debra A. Cafaro and Wayne W. Murdy were not as a result of any disagreement with Weyerhaeuser on any matter relating to its operations, policies or practices. In connection with their appointments as directors, each of the new directors listed above will receive compensation as a non-employee director. A description of such compensation can be found in Weyerhaeuser’s Proxy Statement filed with the SEC on April 1, 2015 and is incorporated herein by reference. There are no arrangements or understandings between any of the newly-appointed directors and any other person pursuant to which such persons were selected as directors.

Officers

Effective immediately after the consummation of the Merger, Russell S. Hagen became Senior Vice President and Chief Financial Officer of Weyerhaeuser.    Effective immediately after the consummation of the Merger, Patricia M. Bedient, who previously acted as Weyerhaeuser’s Chief Financial Officer, will continue to act as Executive Vice President for Weyerhaeuser until she retires later in the year.

Mr. Hagen, age 50, joined Plum Creek in 1993. From 2012 until the Merger, Mr. Hagen served as Senior Vice President, Business Development of Plum Creek, in which role, he oversaw the company’s business development activities, including acquisitions and dispositions and managed its energy and natural resource business. He previously served as Vice President, Energy and Renewable Resources from 2009 through 2011 and Vice President, Real Estate of Plum Creek from 2007 through 2008, which roles included oversight of the company’s real estate development activities as well as natural resources and responsibility for the development of the company’s oil and gas, construction materials and bioenergy businesses. Mr. Hagen joined Plum Creek as manager of internal audit and held positions of increasing responsibility at the company, including director-level positions in accounting, financial operations, risk management and information technology, before acting as Vice President, Real Estate Development.

There are no arrangements or understandings between Mr. Hagen and any other person pursuant to which he was selected as an officer. Mr. Hagen does not have any family relationship with any director or other executive officer of Weyerhaeuser or any person nominated or chosen by Weyerhaeuser to become a director or executive officer. There are no transactions in which Mr. Hagen has an interest requiring disclosure under Item 404(a) of Regulation S-K, other than in his role as an officer of Plum Creek in connection with the Merger.

ITEM 8.01.  Other Events

Announcement of Completion of Merger

On February 19, 2016, Weyerhaeuser issued a press release announcing the completion of the Merger. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Changes in Management

In addition to the resignations and appointments listed under Item 5.02 of this Current Report on Form 8-K, effective immediately following the consummation of the Merger, Weyerhaeuser appointed the following former officers of Plum Creek as officers of Weyerhaeuser:

Name	Position
Thomas M. Lindquist	Executive Vice President, Real Estate, Energy and Natural Resources
Timothy E. Punke	Senior Vice President, Corporate Affairs

ITEM 9.01	Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired

Weyerhaeuser intends to file the financial statements of Plum Creek required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)   Pro Forma Financial Information

Weyerhaeuser intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

FORWARD-LOOKING STATEMENTS

This communication contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, with respect to Weyerhaeuser’s future results and performance and the expected benefits of the transaction with Plum Creek such as efficiencies, cost savings and growth potential, all of which are subject to risks and uncertainties. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition. Weyerhaeuser will not update these forward-looking statements after the date of this communication.

Some forward-looking statements discuss Weyerhaeuser’s and Plum Creek’s plans, strategies, expectations and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or other variations of those and similar words.

Major risks, uncertainties and assumptions that affect Weyerhaeuser’s and Plum Creek’s businesses and may cause actual results to differ materially from those expressed or implied in these forward-looking statements, including, without limitation, the risk that the businesses of Weyerhaeuser and Plum Creek will not be integrated successfully; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and strength of the U.S. dollar; market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; performance of our manufacturing operations, including maintenance requirements; the level of competition from domestic and foreign producers; the successful execution of internal performance plans, including restructurings and cost reduction initiatives; raw material prices; energy prices; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation; changes in accounting principles; and other factors described in Weyerhaeuser’s and Plum Creek’s filings with the SEC, including the “Risk Factors” section in Weyerhaeuser’s and Plum Creek’s respective annual reports on Form 10-K for the year ended December 31, 2015. Other risks associated with the transaction with Plum Creek are also discussed in the definitive joint proxy statement/prospectus that Weyerhaeuser and Plum Creek filed with the SEC on Form 424B3 and Schedule 14A, respectively, on December 29, 2015 in connection with the transaction.

(d)   Exhibits

The following items are filed as exhibits to this report:

2.1	Agreement and Plan of Merger, dated as of November 6, 2015, between Weyerhaeuser Company and Plum Creek Timber Company, Inc. (incorporated by reference to Exhibit 2.1 of Weyerhaeuser’s Report on Form 8-K filed on November 9, 2015).

4.1	Supplemental Indenture No. 1 dated as of February 19, 2016 between Plum Creek Timberlands, L.P., as Issuer, Weyerhaeuser Company, as Guarantor, and U.S. Bank National Association, as Trustee.

4.2	Note Indenture, dated November 14, 2005, by and among Plum Creek Timberlands, L.P., as Issuer, Plum Creek Timber Company, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

4.3	Officer’s Certificate, dated November 15, 2010, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the Plum Creek 2021 Notes.

4.4	Officer’s Certificate, dated November 26, 2012, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the Plum Creek 2023 Notes.

10.1	Assumption Agreement dated as of January 21, 2016 by Weyerhaeuser Company in favor of Southern Diversified Timber, LLC.

10.2	Credit Agreement and Guarantee, dated October 1, 2008, by and among Plum Creek Ventures I, LLC, Plum Creek Timber Company, Inc. and Southern Diversified Timber, LLC.

99.1	Press Release, dated February 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Devin W. Stockfish
Name:	Devin W. Stockfish
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 6, 2015, between Weyerhaeuser Company and Plum Creek Timber Company, Inc. (incorporated by reference to Exhibit 2.1 of Weyerhaeuser’s Report on Form 8-K filed on November 9, 2015).

4.1	Supplemental Indenture No. 1 dated as of February 19, 2016 between Plum Creek Timberlands, L.P., as Issuer, Weyerhaeuser Company, as Guarantor, and U.S. Bank National Association, as Trustee.

4.2	Note Indenture, dated November 14, 2005, by and among Plum Creek Timberlands, L.P., as Issuer, Plum Creek Timber Company, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

4.3	Officer’s Certificate, dated November 15, 2010, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the Plum Creek 2021 Notes.

4.4	Officer’s Certificate, dated November 26, 2012, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the Plum Creek 2023 Notes.

10.1	Assumption Agreement dated as of January 21, 2016 by Weyerhaeuser Company in favor of Southern Diversified Timber, LLC.

10.2	Credit Agreement and Guarantee, dated October 1, 2008, by and among Plum Creek Ventures I, LLC, Plum Creek Timber Company, Inc. and Southern Diversified Timber, LLC.

99.1	Press Release, dated February 19, 2016.